UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2018

VISTRA ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX		75039
(Address of principal executive offices)		(Zip Code)

(214) 812-4600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
As previously reported in a Current Report on Form 8-K filed on April 9, 2018 (the “Initial Form 8-K”), on April 9, 2018, pursuant to that certain Agreement and Plan of Merger dated October 29, 2017, by and between Vistra Energy Corp., a Delaware corporation (the “Company”), and Dynegy Inc., a Delaware corporation (“Dynegy”), Dynegy merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). This Form 8-K/A amends the Initial Form 8-K to include certain additional financial statements and pro forma financial information in accordance with Items 9.01(a) and (b) of Form 8-K and should be read in conjunction with the Initial Form 8-K. Such pro forma financial information includes the unaudited pro forma condensed combined consolidated financial information of the Company as of March 31, 2018 and for the periods ended March 31, 2018 and December 31, 2017. The unaudited pro forma condensed combined consolidated financial information for the period ended December 31, 2017 included herein has been updated from the pro forma financial information for the same period that was filed as Exhibit 99.3 to the Initial Form 8-K to reflect certain updated assumptions utilized in the calculations of such pro forma financial information and hereby updates and replaces the information filed as Exhibit 99.3 to the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired

The unaudited consolidated financial information of Dynegy for the quarterly period ended March 31, 2018, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial statements of the Company as of March 31, 2018 and for the three months ended March 31, 2018 and the year ended December 31, 2017, giving effect to the Merger, is filed herewith as Exhibit 99.2 and is incorporated herein by reference

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Unaudited consolidated financial information of Dynegy for the quarterly period ended March 31, 2018.
99.2	Unaudited pro forma condensed combined consolidated financial information of the Company as of March 31, 2018 and for the three months ended March 31, 2018 and the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Energy Corp.

Dated: June 1, 2018	/s/ Christy Dobry
	Name:	Christy Dobry
	Title:	Vice President and Controller